UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 11, 2016, Provectus Biopharmaceuticals, Inc. (the “Company”), in its capacity as a nominal defendant, entered into a Stipulation of Settlement (the “Settlement”) in the shareholder derivative action filed in the United States District Court, Eastern District of Tennessee, Knoxville Division (the “Court”), against H. Craig Dees, Timothy C. Scott, Jan E. Koe, Kelly M. McMasters, and Alfred E. Smith, IV (collectively, the “Individual Defendants”), and against the Company as a nominal defendant (the “Shareholder Derivative Lawsuit”). In addition to the Company and the Individual Defendants, plaintiffs Karla Hurtado and Paul Montiminy are parties to the Settlement. The Settlement was filed with the Court on April 29, 2016.

By entering into the Settlement, the settling parties have resolved the derivative claims to their mutual satisfaction. The Individual Defendants have not admitted the validity of any claims or allegations, and the settling plaintiffs have not admitted that any claims or allegations lack merit or foundation. Under the terms of the Settlement, the Company has agreed to implement certain corporate governance changes, including adopting a Disclosure Controls and Procedures Policy and using its best efforts to replace one of its existing directors with an independent, outside director by June 30, 2017. The Individual Defendants and the Company also agreed to pay from insurance proceeds $300,000 to plaintiffs’ counsel, as an award of attorneys’ fees and reimbursement of expenses in connection with their role in this litigation, subject to Court approval. The insurance carrier will pay the award directly to the plaintiffs’ counsel’s trust account, and the payment will not pass through the Company.

The Settlement remains subject to approval by the Court and a settlement hearing. The hearing on the terms of the proposed Settlement will be held on August 26, 2016 at 10:00 a.m. Eastern Time to determine whether: (1) the terms and conditions of the Settlement are fair, reasonable and adequate and in the best interest of the Company and its stockholders, (2) the judgment, as provided for in the Settlement, should be entered, and (3) the request of plaintiffs’ counsel for the $300,000 award of attorneys’ fees and reimbursement of expenses should be approved.

As required by the Court’s Order Granting Preliminary Approval of Settlement,, the Notice of Pendency of Proposed Settlement of Shareholder Derivative Action is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Notice of Pendency of Proposed Settlement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Interim Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice of Pendency of Proposed Settlement

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